  As filed with the Securities and Exchange Commission on February 18, 1998
                                                          Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -------------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          -------------------------

                         DSC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                    54-1025763
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                  Identification Number)

                                 1000 COIT ROAD
                              PLANO, TEXAS, 75075
                                 (972) 519-3000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          -------------------------

                                GEORGE B. BRUNT
                         DSC COMMUNICATIONS CORPORATION
                                 1000 COIT ROAD
                              PLANO, TEXAS, 75075
                                 (972) 519-3000
     (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               With a copy to:

                                DANIEL W. RABUN
                                BAKER & MCKENZIE
                         2001 ROSS AVENUE, SUITE 4500
                              DALLAS, TEXAS 75201
                                 (214) 978-3000

                          -------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-39917

        If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                     ---------------

        If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                          AMOUNT            PROPOSED MAXIMUM          PROPOSED MAXIMUM         AMOUNT OF
TITLE OF EACH CLASS OF SHARES              TO BE                 AGGREGATE            AGGREGATE OFFERING     REGISTRATION
    TO BE REGISTERED                     REGISTERED       PRICE PER SECURITY(1)(2)        PRICE (1)              FEE
---------------------------------------------------------------------------------------------------------------------------------
7% Convertible Subordinated Notes       $ 34,665,000                100%                 $  34,665,000          $10,227 (4)
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share       697,134 (3)        Not Applicable            Not Applicable      Not Applicable
---------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights              697,134 rights     Not Applicable            Not Applicable      Not Applicable (5)
=================================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457(i).

(2)     Exclusive of accrued interest, if any.

(3) Such number represents the number of shares of Common Stock initially issuable upon conversion of the Notes registered hereby and, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), such indeterminate number of shares of Common Stock as may be issued from time to time upon conversion of the Notes by reason of adjustment of the conversion price under certain circumstances outlined in the Prospectus.

(4) The shares covered by this Form S-3 Registration Statement were previously registered under the Company's Registration Statement, Registration No. 333-39903 (which covers 4,936,663 shares of Common Stock). A registration fee in the amount of $37,540.00 was paid with respect to such Registration Statement.

(5) In accordance with Rule 457(g), no additional registration fee is required in respect of the Preferred Stock Purchase Rights.

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

                  INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement on Form S-3 is filed by DSC Communications Corporation, a Delaware corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act. The contents of the Company's Registration Statement on Form S-3, as amended (Registration No. 333-39917), previously filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act, and declared effective on January 30, 1998, are incorporated by reference into this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Plano, State of Texas, on February 18, 1998.

                                        DSC COMMUNICATIONS CORPORATION

                                        By: /s/ James L. Donald
                                           --------------------------------
                                        Name:   JAMES L. DONALD
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         SIGNATURE                              TITLE                                         DATE
         ---------                              -----                                         ----
 /s/ James L. Donald                  Chairman of the Board, President and Chief         February 18, 1998
-------------------------------       Executive Officer (Principal Executive
     JAMES L. DONALD                  Officer)

           *                          Senior Vice President, Chief Financial             February 18, 1998
-------------------------------       Officer and Director (Principal Financial
     GERALD F. MONTRY                 Officer)

           *                          Vice President, Finance (Principal                 February 18, 1998
-------------------------------       Accounting Officer)
     KENNETH R. VINES
           *                          Director                                           February 18, 1998
-------------------------------
     RAYMOND J. DEMPSEY
           *                          Director                                           February 18, 1998
-------------------------------
     SIR JOHN FAIRCLOUGH
           *                          Director                                           February 18, 1998
-------------------------------
     JAMES L. FISCHER
           *                          Director                                           February 18, 1998
-------------------------------
     ROBERT S. FOLSOM
           *                          Director                                           February 18, 1998
-------------------------------
     WILLIAM 0. HUNT

/s/ James L. Donald
---------------------------------------
* By: JAMES L. DONALD, Attorney-in-Fact


                              INDEX TO EXHIBITS

Exhibit
Number                          Description
-------                         -----------
 5              Opinion of Baker & McKenzie

23.1            Consent of Ernst & Young LLP

23.2            Consent of Baker & McKenzie (included in Exhibit 5)

24.1 Power of Attorney (incorporated by reference to the signature page of the Company's Registration Statement on Form S-3
                (Registration No. 333-39917))

24.2 Certified copy of resolutions authorizing signatures pursuant to power of attorney